EXHIBIT 21.1

Subsidiaries	Jurisdiction

10 NORTH QUEEN LIM GP INC.	Ontario
1100 Burloak Nominee Inc.	Ontario
142 Vine LIM GP Inc.	Ontario
225 Fitness, Inc.	Illinois
5420 NSR Nominee Inc.	Ontario
55 Milne LIM GP Inc.	Ontario
5575 NSR Nominee Inc.	Ontario
772 Warden LIM GP Inc.	Ontario
LaSalle LCCR Voting Inc.	Ontario
CIG IV Burloak Nominee, Inc.	Ontario
A M A S Limited	England
Advanced Technologies Group, Inc.	Illinois
Alaska UK (GP) Ltd	England
Beijing Dazheng Zhongheng Enterprise Consulting Co., Ltd.	China
Beijing Guotai Zhongheng Enterprise Consulting Co., Ltd.	China
Beijing Jones Lang LaSalle Property Management Services Company Limited	China
BRG WORKPLACE MANAGEMENT SOLUTIONS (EUROPE), LIMITED	Ireland
BRG Workplace Management Solutions (India) Private Limited	India
Brightstone Real Estate Private Limited	India
Building Engines, Inc.	Delaware
Building Services Network, Inc.	Delaware
Business Products Group, Inc.	Delaware
Business Resource Holdings, Inc.	Delaware
Capra Global Partners Holdings Limited	Hong Kong
CAPRA GLOBAL PARTNERS LIMITED	England & Wales
Carolyn House (General Partner) Limited	England
Catharina JV GP S.à r.l.	Luxembourg
Centre Street Real Estate Co-Investment Fund CarryCo L.L.C.	Delaware
CENTRE STREET REAL ESTATE CO-INVESTMENT FUND G.P. L.L.C.	Delaware
Charter Oaks Financial Services, Inc.	Illinois
Cherry Investments S.à r.l.	Luxembourg
Churston Heard Ltd	England
CIG Advantage GP Inc.	Canada
COBERTURA - SOCIEDADE DE MEDIAÇÃO IMOBILIÁRIA, S.A.	Portugal
ComRef LIM Co-Invest, LLC	Delaware
Corporate Concierge Services of Hawaii, Inc.	Illinois
Corporate Concierge Services, Inc.	Illinois
Corrigo Incorporated	California
Crescent Nominee Inc./Fiduciaire Crescent Inc.	Ontario
Dalian Jones Lang LaSalle Services Limited	China
Database International Group, Inc.	Vermont
EID (General Partner) LLP	England
Eleven Eleven Construction Corporation	Illinois
Emergent Properties Inc.	Delaware
Enerdapt, Inc.	California
Environmental Governance Ltd	England
Europe Fund III (GP) LLP	England & Wales
Europe Fund III Alberta GP, Inc.	Delaware

Subsidiaries	Jurisdiction

FITOUTETRIS SA	Portugal
Frame Financial Systems, LLC	North Carolina
GFN Property Investments, L.L.C.	Delaware
GTA Mid-Bay Inc.	Ontario
Guangzhou Jones Lang LaSalle Property Services Company Limited	China
Guardian Property Asset Management Limited	Ireland
Hall & Kay Fire Services Limited	England
HALL AND KAY FIRE HOLDINGS LIMITED	England
Hentschel & Company, LLC	Delaware
HFF Holdings Limited	England & Wales
HFF Partnership Holdings, LLC	Delaware
HFF Real Estate Limited	England & Wales
Holliday GP, LLC	Delaware
Huntley, Mullaney, Spargo & Sullivan, Inc.	California
Huntley, Mullaney, Spargo & Sullivan, LLC	California
IFM Services Finland OY	Finland
Inmobiliaria Jones Lang LaSalle Limitada	Chile
Integral Facility Services Limited	Ireland
INTEGRAL UK HOLDINGS LIMITED	England
INTEGRAL UK LIMITED	England
J.L.W. Nominees Limited	England
J.L.W. Second Nominees Limited	England
JLL 2002	England
JLL 2003 Limited	England
JLL Agency AB	Sweden
JLL Capital Markets AB	Sweden
JLL Corporate Solutions - Serviços De Conservação e Manutenção de Imoveis Ltda	Brazil
JLL Corporate Solutions AB	Sweden
JLL Corporate Solutions Holdings, Inc.	Delaware
JLL Corporate Solutions Partners AB	Sweden
JLL Engineering Consultancy Company	Saudi Arabia
JLL Engineering Services, S. de R.L. de C.V.	Mexico
JLL Infrastructure Advisory Pty Ltd	Australia
JLL Ingenierie	France
JLL International Canada Holding I, LLC	Delaware
JLL International Canada Holding II, LLC	Delaware
JLL Investment Scottish Limited Partnership II	Scotland
JLL Ltd	Ireland
JLL Macau Limited	Macau
JLL Marketplace, LLC	Delaware
JLL Morii Valuation & Advisory K.K.	Japan
JLL Mortgage Services Pty Limited	Australia
JLL Nevada, Inc.	Delaware
JLL Project and Construction Management Sdn. Bhd.	Malaysia
JLL Project and Development Services Pty Ltd	Australia
JLL Properties, LLC	Delaware
JLL Property Services (Malaysia) Sdn. Bhd.	Malaysia
JLL Public Sector Valuations Pty Ltd	Australia
JLL Puerto Rico Realty & Co., S. en C.	Puerto Rico

Subsidiaries	Jurisdiction

JLL Real Estate Capital Pte. Ltd.	Singapore
JLL Real Estate Capital, LLC	Delaware
JLL Retail Management K.K.	Japan
JLL Scottish II G.P., L.L.C.	Delaware
JLL Services on Demand Pty Ltd	Australia
JLL Servicos de Manutencao Predial Ltda.	Brazil
JLL Singapore Capital Pte. Ltd.	Singapore
JLL Sweden AB	Sweden
JLL Technologies Acquisition Corp.	Delaware
JLL Technologies Acquisition Sponsor, LLC	Delaware
JLL Transaction Services AB	Sweden
JLL Valuation & Advisory Services, LLC	Delaware
JLL Valuation AB	Sweden
JLL Valuation L.L.C.	United Arab Emirates
JLLBRR, LLC	Delaware
JLLINT, Inc.	Delaware
Jones Lang LaSalle - Central Texas, LLC	Texas
Jones Lang LaSalle - Front Range, LLLP	Colorado
Jones Lang LaSalle (ACT) Pty Limited	Australia
Jones Lang LaSalle (Barbados) Ltd.	Barbados
Jones Lang LaSalle (Beijing) Consultants Limited	China
Jones Lang LaSalle (Beijing) Real Estate Consultants Co Ltd	China
Jones Lang LaSalle (Geneva) SA	Switzerland
Jones Lang LaSalle (Luxembourg) Secs	Luxembourg
Jones Lang LaSalle (NSW) Pty Limited	Australia
Jones Lang LaSalle (Philippines), Inc.	Philippines
Jones Lang LaSalle (PNG) Limited	Papua New Guinea
Jones Lang LaSalle (Portugal) - Sociedade de Mediacao Imobiliaria, S.A.	Portugal
Jones Lang LaSalle (pty) ltd	South Africa
Jones Lang LaSalle (Puerto Rico), Inc.	Puerto Rico
Jones Lang LaSalle (QLD) Pty Limited	Australia
Jones Lang LaSalle (S E) Limited	England & Wales
Jones Lang LaSalle (SA) Pty Limited	Australia
Jones Lang LaSalle (Shenzhen) Commercial Consultancy Company Limited	China
Jones Lang LaSalle (VIC) Pty Limited	Australia
Jones Lang LaSalle (WA) Pty Limited	Australia
Jones Lang LaSalle 1. Beteiligungsgesellschaft mbH	Germany
Jones Lang LaSalle Acquisition Corp.	Delaware
Jones Lang LaSalle Administration B.V.	Netherlands
Jones Lang LaSalle Advisory Services Pty Limited	Australia
Jones Lang LaSalle AG	Switzerland
Jones Lang LaSalle Americas (Illinois), L.P.	Illinois
Jones Lang LaSalle Americas, Inc.	Maryland
Jones Lang LaSalle Arizona, LLC	Arizona
Jones Lang LaSalle Asia Holdings Limited	Cook Islands
Jones Lang LaSalle Asset Management GmbH	Germany
Jones Lang LaSalle Australia Pty Limited	Australia
Jones Lang LaSalle Bangladesh Private Limited	Bangladesh
Jones Lang LaSalle Beihai Holdings, L.L.C.	Delaware

Subsidiaries	Jurisdiction

Jones Lang LaSalle Belgium Holdings, LLC	Delaware
Jones Lang LaSalle Billion Management Services Limited	Hong Kong
Jones Lang LaSalle Brokerage, Inc.	Texas
Jones Lang LaSalle Building Operations Private Limited	India
Jones Lang LaSalle Bulgaria EOOD	Bulgaria
Jones Lang LaSalle BV	Netherlands
Jones Lang LaSalle Capital Investments, Limited	England
Jones Lang LaSalle Charities	Illinois
Jones Lang LaSalle Co., Ltd.	Korea (the Republic of)
Jones Lang LaSalle Co-Investment, Inc.	Maryland
Jones Lang LaSalle Corporate Appraisal and Advisory Limited	Hong Kong
Jones Lang LaSalle Corporate Finance Europe GmbH	Germany
Jones Lang LaSalle Corporate Finance Limited	England
Jones Lang LaSalle Corporate Property (VIC) Pty Limited	Australia
Jones Lang LaSalle Corporate Property Services Pty Limited	Australia
Jones Lang LaSalle Corporate Real Estate Services (Shanghai) Company Limited	China
Jones Lang LaSalle d.o.o. (Croatia)	Croatia
Jones Lang LaSalle d.o.o. (Serbia)	Serbia
Jones Lang LaSalle de Venezuela, S.R.L.	Venezuela
Jones Lang LaSalle Dorchester Limited	England & Wales
Jones Lang LaSalle Ecuador S.A. JLL ECUADOR	Ecuador
Jones Lang LaSalle Equity Advisory Malta Limited	Malta
Jones Lang LaSalle Espana, S.A.	Spain
Jones Lang LaSalle Europe Limited	England
Jones Lang LaSalle European Holdings Limited	England
Jones Lang LaSalle European Services Limited	England
Jones Lang LaSalle Expertises	France
Jones Lang LaSalle Facility Services S.L.	Spain
Jones Lang LaSalle Finance BV	Netherlands
Jones Lang LaSalle Finance Europe	England
Jones Lang LaSalle Finance Luxembourg Sarl	Luxembourg
Jones Lang LaSalle Finland Oy	Finland
Jones Lang LaSalle French Co-Investments, Inc.	Delaware
Jones Lang LaSalle German Holdings B.V. & Co. KG	Germany
Jones Lang LaSalle Global Finance Luxembourg Sarl	Luxembourg
Jones Lang LaSalle Global Finance UK Limited	England
Jones Lang LaSalle Global Finance US, LLC	Delaware
Jones Lang LaSalle Global Holdings BV	Netherlands
Jones Lang LaSalle GmbH	Austria
Jones Lang LaSalle Great Lakes Corporate Real Estate Partners, LLC	Ohio
Jones Lang LaSalle Group Finance Luxembourg Sarl	Luxembourg
Jones Lang LaSalle Group Holdings BV	Netherlands
Jones Lang LaSalle Group Holdings SNC	France
Jones Lang LaSalle Group Services spółka z ograniczoną odpowiedzialnością	Poland
Jones Lang LaSalle Guatemala Sociedad Anonima	Guatemala
Jones Lang LaSalle Gutland S.a.r.l.	Luxembourg
Jones Lang LaSalle Holding BV	Netherlands
Jones Lang LaSalle Holding SAS	France
Jones Lang LaSalle Holdings Cyprus Limited	Cyprus

Subsidiaries	Jurisdiction

Jones Lang LaSalle Holdings Limited	New Zealand
Jones Lang LaSalle Holdings spółka z ograniczoną odpowiedzialnością	Poland
Jones Lang LaSalle Holdings Y.K.	Japan
Jones Lang LaSalle Holdings, Inc.	Delaware
Jones Lang LaSalle International Holdings Limited	England & Wales
Jones Lang LaSalle International, Inc.	Delaware
Jones Lang LaSalle Investment Advisory Co., Ltd.	Korea (the Republic of)
Jones Lang LaSalle Investments Limited	Hong Kong
Jones Lang LaSalle Investments, LLC	Delaware
Jones Lang LaSalle IP, Inc.	Delaware
Jones Lang LaSalle Israel Limited	Israel
Jones Lang LaSalle Jamaica Limited	Jamaica
Jones Lang LaSalle K.K.	Japan
Jones Lang LaSalle Kenya Ltd	Kenya
Jones Lang LaSalle Korlátolt Felelősségű Társaság	Hungary
Jones Lang LaSalle Lanka (Private) Limited	Sri Lanka
Jones Lang LaSalle Laser Ltd	England
Jones Lang LaSalle Limitada	Costa Rica
Jones Lang LaSalle Limited	England
Jones Lang LaSalle Limited	Hong Kong
Jones Lang LaSalle Limited	New Zealand
Jones Lang LaSalle Limited (Ireland)	Ireland
Jones Lang LaSalle Limited Liability Company	Ukraine
Jones Lang LaSalle Lithuania UAB	Lithuania
Jones Lang LaSalle LLP (Kazakhstan)	Kazakhstan
Jones Lang LaSalle Ltda.	Colombia
Jones Lang LaSalle Ltda.	Brazil
Jones Lang LaSalle Luxembourg Star Sarl	Luxembourg
Jones Lang LaSalle Malta Holdings Limited	Malta
Jones Lang LaSalle Malta Limited	Malta
Jones Lang LaSalle Management Services Limited	Hong Kong
Jones Lang LaSalle Management Services Taiwan Limited	Taiwan (Province of China)
Jones Lang LaSalle Michigan, LLC	Michigan
Jones Lang LaSalle Midwest, LLC	Illinois
Jones Lang LaSalle Misr LLC	Egypt
Jones Lang LaSalle Mülk Yönetim Hizmetleri Limited Şirketi	Turkey
Jones Lang LaSalle Multifamily Member, LLC	Delaware
Jones Lang LaSalle New England, L.L.C.	Delaware
Jones Lang LaSalle Northwest, LLC	Washington
Jones Lang LaSalle of New York, LLC	Delaware
Jones Lang LaSalle Pension Trustees Ltd	England
Jones Lang LaSalle Property Consultants (India) Private Limited	India
Jones Lang LaSalle Property Consultants Pte Ltd	Singapore
Jones Lang LaSalle Property Fund Advisors Limited	Australia
Jones Lang LaSalle Real Estate Advisory Limited	Hong Kong
Jones Lang LaSalle Real Estate Brokerage L.L.C.	United Arab Emirates
Jones Lang LaSalle Real Estate Brokerage Limited	Korea (the Republic of)
Jones Lang LaSalle Real Estate Capital, LLC	Delaware
Jones Lang LaSalle Real Estate Services, Inc.	Ontario

Subsidiaries	Jurisdiction

Jones Lang LaSalle Receivables Holdings, LLC	Delaware
Jones Lang LaSalle Residential Development GmbH	Germany
Jones Lang LaSalle Resources Limited	England
Jones Lang LaSalle S.à r.l.	Luxembourg
Jones Lang LaSalle S.p.A.	Italy
Jones Lang LaSalle S.R.L.	Peru
Jones Lang LaSalle S.R.L.	Uruguay
Jones Lang LaSalle S.R.L.	Argentina
Jones Lang LaSalle S.R.L.	Dominican Republic
Jones Lang LaSalle S.R.L.	Paraguay
Jones Lang LaSalle s.r.o.	Slovakia
Jones Lang LaSalle s.r.o.	Czech Republic
Jones Lang LaSalle SAS	France
Jones Lang LaSalle SAS	Morocco
Jones Lang LaSalle Saudi Arabia for Real Estate Valuations	Saudi Arabia
Jones Lang LaSalle Saudi Arabia Limited	Saudi Arabia
Jones Lang LaSalle SE	Germany
Jones Lang LaSalle SEA Limited	Hong Kong
Jones Lang LaSalle Securities, L.L.C.	Illinois
Jones Lang LaSalle Services (Jersey) Limited	Jersey
Jones Lang LaSalle Services (Malta) Limited	Malta
Jones Lang LaSalle Services (Private) Limited	Pakistan
Jones Lang LaSalle Services AB	Sweden
Jones Lang LaSalle Services ApS	Denmark
Jones Lang LaSalle Services AS	Norway
Jones Lang LaSalle Services B.V.	Netherlands
Jones Lang LaSalle Services Bahrain, W.L.L.	Bahrain
Jones Lang LaSalle Services Gmbh	Germany
Jones Lang LaSalle Services Lebanon S.A.R.L.	Lebanon
Jones Lang LaSalle Services Limited (Nigeria)	Nigeria
Jones Lang LaSalle Services LLC	Russian Federation
Jones Lang LaSalle Services LLC	Oman
Jones Lang LaSalle Services Ltd	England
Jones Lang LaSalle Services Ltd	Ireland
Jones Lang LaSalle Services S.r.l.	Italy
Jones Lang LaSalle Services SA/NV	Belgium
Jones Lang LaSalle Services Sarl	Switzerland
Jones Lang LaSalle Services SAS	France
Jones Lang LaSalle Services SRL	Romania
Jones Lang LaSalle -Sociedade de Avaliações Imobiliárias, Unipessoal, Lda	Portugal
Jones Lang LaSalle South Africa (Proprietary) Ltd	South Africa
Jones Lang LaSalle spółka z ograniczoną odpowiedzialnością	Poland
Jones Lang LaSalle srl	Belgium
Jones Lang LaSalle SSC (Philippines), Inc.	Philippines
Jones Lang LaSalle Surveyors (Shanghai) Company Limited	China
Jones Lang LaSalle Taiwan Limited	Taiwan (Province of China)
Jones Lang LaSalle Technologies GmbH	Germany
Jones Lang LaSalle Technology Services Pte. Ltd.	Singapore
Jones Lang LaSalle Trinidad Limited	Trinidad and Tobago

Subsidiaries	Jurisdiction

Jones Lang LaSalle UAE Limited	England
Jones Lang LaSalle UK FC	England
Jones Lang LaSalle Vietnam Company Limited	Viet Nam
Jones Lang LaSalle, S. de R.L.	Panama
Jones Lang LaSalle, Sociedad Anonima de Capital Variable	El Salvador
Jones Lang LaSalle, Sociedad Anonima de Capital Variable	Honduras
Jones Lang Wootton Ltd	England
Jones Lang Wootton Property Management Services Ltd	Ireland
JPST Real Estate GP	Cayman Islands
Kensington CA, LLC	Delaware
KHK Group Limited	England
King Sturge Holdings Limited	England & Wales
LaSalle Asia Opportunity Investors III GP Ltd.	Cayman Islands
LAO VI Co-Investment GP Pte. Ltd.	Singapore
LAOF V (General Partner) LLP	England & Wales
LAOF VI Co-Investment GP Pte. Ltd	Singapore
LaSalle (Shanghai) Industrial Co., Ltd. [领赛 (上海) 实业有限公司]	Shanghai
LaSalle Acquisitions Corp.	British Columbia
LaSalle Administration Services	Luxembourg
LaSalle AIFM Europe S.à r.l.	Luxembourg
LaSalle Asia Opportunity III GP Ltd.	Cayman Islands
LaSalle Asia Opportunity Investors III GP Ltd.	Cayman Islands
LaSalle Asia Opportunity IV GP LTD	Cayman Islands
LaSalle Asia Opportunity V GP Ltd.	Cayman Islands
LaSalle Asia Opportunity VI (Europe) GP S.à r.l.	Luxembourg
LaSalle Asia Opportunity VI (Parallel) GP Ltd	Cayman Islands
LaSalle Asia Opportunity VI Carry Partner GP LLC	Delaware
LaSalle Asia Opportunity VI GP Pte. Ltd.	Singapore
LaSalle Asia Opportunity VI (Feeder) GP LLP	Scotland
LaSalle Asia Venture Co-Investment Trust	Delaware
LaSalle Aureum Verwaltung GmbH	Germany
LaSalle BVK Canada Advantage GP S.à r.l.	Luxembourg
LaSalle Canada Core Real Property GP, Inc.	Ontario
LaSalle Canada Property Fund GP, Inc.	Ontario
LaSalle CAVA Industrial Carryco, LLC	Delaware
LaSalle CAVA Industrial MM, LLC	Delaware
LaSalle China Logistics Venture GP LLP	United Kingdom
LaSalle China Logistics Venture GP Ltd	Cayman Islands
LaSalle China Logistics Venture GP S.à r.l.	Luxembourg
LaSalle CIG IV GP Inc.	Ontario
LaSalle CIG Advantage Inc	Ontario
LaSalle Debt Investors, Inc.	Maryland
LaSalle EMEA (Scots) Investments GP LLP	Scotland
LaSalle Enterprise Management Consultancy (Shanghai) Co. Ltd [领昇（上海）企业管理咨询有限公司]	China
LaSalle Euro CV (Scotland) LLP	Scotland
LaSalle European CV LP	Scotland
LaSalle European Venture Carry, L.P.	Delaware
LaSalle European Venture GP, L.L.C.	Delaware

Subsidiaries	Jurisdiction

LaSalle French Fund II Co-Investment GmbH	Germany
LaSalle Fund Management B.V.	Netherlands
LaSalle Funds General Partner Ltd	England
LaSalle Funds Management Limited	Australia
LaSalle Genco G.P., L.L.C.	Delaware
LaSalle Global Employee Co-Investment FeederCo (Jersey) Limited	Jersey
LaSalle Global Employee Co-Investment GP, LLC	Delaware
LaSalle Global Employee Co-Investment C GP, LLC	Delaware
LaSalle Global Employee Co-Investment Fund C, L.P.	Cayman Islands
LaSalle Global Navigator General Partner SARL	Luxembourg
LaSalle Global Navigator Holdings Limited	England & Wales
LaSalle GmbH	Germany
LaSalle GPS Holdings, LLC	Cayman Islands
LaSalle GTA Holdings Inc.	Ontario
LASALLE GTA HOLDINGS (CANADA) GP INC.	Ontario
LASALLE GTA HOLDINGS (CANADA) LP	Ontario
LASALLE GTA INDUSTRIAL GP INC.	Ontario
LaSalle Income & Growth Fund VI Carry, L.L.C.	Delaware
LaSalle Income & Growth Fund VI GP, L.L.C.	Delaware
LaSalle Income & Growth Fund VII Carry, L.L.C.	Delaware
LaSalle Income & Growth Fund VII GP, L.L.C.	Delaware
LaSalle Income & Growth Fund VIII Carry, L.L.C.	Delaware
LaSalle Income & Growth Fund VIII GP, L.L.C.	Delaware
LaSalle Investment Management	England
LaSalle Investment Management (Canada)	Ontario
LaSalle Investment Management (Canada), Inc.	Ontario
LaSalle Investment Management (Jersey) Limited	Jersey
LaSalle Investment Management (Shanghai) Co., Ltd	Shanghai
LaSalle Investment Management Asia Pte Ltd	Singapore
LaSalle Investment Management Australia Pty Ltd	Australia
LaSalle Investment Management Co., Ltd. (FKA LaSalle Asset Management Co., Ltd.)	Korea (the Republic of)
LaSalle Investment Management Distributors, LLC	Delaware
LaSalle Investment Management Espana, S.L.U.	Spain
LaSalle Investment Management Hong Kong Limited (fka LaSalle Investment Management Securities Hong Kong Limited)	Hong Kong
LaSalle Investment Management K.K.	Japan
LaSalle Investment Management Kapitalverwaltungsgesellschaft mbH (formerly LaSalle Vermögensverwaltungs GmbH)	Germany
LaSalle Investment Management Korea Yuhan Hoesa	Korea (the Republic of)
LaSalle Investment Management Luxembourg SARL	Luxembourg
LaSalle Investment Management SAS	France
LaSalle Investment Management SAS, Zweigniederlassung Deutschland	Germany
LaSalle Investment Management Securities, LLC	Maryland
LaSalle Investment Management, Inc.	Maryland
LaSalle Japan Logistics V GP Ltd	Cayman Islands
LaSalle Japan Logistik-Immobilienfonds GP SARL	Luxembourg
LaSalle Japan Property Fund GP Limited	Cayman Islands
LaSalle LEV Employee Co-Investment Feeder, L.L.C.	Delaware
LaSalle LEV Employee Co-Investment, L.P.	Delaware
LaSalle LIC II A G.P., Ltd.	Cayman Islands

Subsidiaries	Jurisdiction

LaSalle LIC II A UK LLP	England & Wales
LaSalle LIC II B G.P., LLC	Delaware
LaSalle Logistics GP LLC	Delaware
LaSalle Mariner Co-Investment Fund Carryco, L.L.C.	Delaware
LaSalle Mariner Co-Investment Fund G.P., L.L.C.	Delaware
LaSalle Medical Office Fund III GP, LLC	Delaware
LaSalle Mexico Advisors, Inc.	Delaware
LaSalle Mexico Fund I Investors A G.P., LLC	Delaware
LaSalle Mexico I (General Partner), LLC	Delaware
LaSalle Navigator US Holdings GP LLC	Delaware
LaSalle Navigator US Holdings GP LLP	Delaware
LaSalle North American Holdings, Inc.	Delaware
LaSalle p3 Fund Carry Partner, L.P.	Delaware
LaSalle p3 Fund Feeder (Cayman) G.P. Ltd	Cayman Islands
LaSalle p3 GP S.à r.l.	Luxembourg
LaSalle Partners (Mauritius) Pvt Ltd	Mauritius
LaSalle Partners International	England
LaSalle Partners Services, S. de R.L. de C.V.	Mexico
LaSalle Partners, S. de R. L. de C. V.	Mexico
LaSalle Property Fund GP Holdings, LLC	Delaware
LaSalle Property Fund GP, L.P.	Delaware
LaSalle Property Fund GP, LLC	Delaware
LaSalle Ranger Co-Investment Fund III G.P., L.L.C.	Delaware
LaSalle Ranger II Carry, L.L.C.	Delaware
LaSalle Ranger III Carry, L.L.C.	Delaware
LaSalle Real Estate Credit Strategies GP, L.L.C.	Delaware
LaSalle Real Estate Debt Strategies II (GP) LLP	Scotland
LaSalle Real Estate Debt Strategies V GP S.à r.l.	Luxembourg
LaSalle Real Estate Investment Strategies GP S.à r.l.	Luxembourg
LaSalle RECC GP, LLC	Delaware
LaSalle REDS GP, Inc.	Delaware
LaSalle REDS III GP Sarl	Luxembourg
LaSalle REDS IV GP S.à r.l.	Luxembourg
LaSalle REIT Advisors K.K.	Japan
LaSalle Residential Fund III GP, Inc.	Delaware
LaSalle Residential Fund IV GP, Inc.	Delaware
LaSalle Retail Japan-Immobilienfonds GP S.à r.l.	Luxembourg
LaSalle Salt River Carry, L.L.C.	Delaware
LaSalle Special Situations II Venture GP S.à r.l.	Luxembourg
LaSalle SSV Feeder GP (Scotland) LLP	Scotland
LaSalle Sunrise Aggregator, LLC	Delaware
LaSalle UKVA GP LLC	Delaware
LaSalle Value Partners Europe III, SCSp	Luxembourg
LaSalle Value Partners U.S. IX GP, L.L.C.	Delaware
LaSalle Value Partners U.S. IX Carry, L.L.C.	Delaware
LAVA (General Partner) LLP	England & Wales
LaVA Feeder (Scotland) LP	Scotland
Lava II GP S.à r.l.	Luxembourg
Lead Fast Investments Limited	Hong Kong

Subsidiaries	Jurisdiction

Leechiu & Associates	Philippines
Lexington MKP Management L.P.	Delaware
LIC II (General Partner) Limited	England
LIC II CarryCo A, LLC	Delaware
LIC II CarryCo B, LLC	Delaware
Lifetime Capital Ltd	England
LIM Asia Co-Investments Pte. Ltd.	Singapore
LIM Associates, L.L.C.	Delaware
LIM Consejeros, S. de R.L. de C.V.	Mexico
LIM Holdings (Canada) LP	Ontario
LIM Holdings (Canada) GP Inc	Ontario
LIM Management Mexico, S. de R.L. de C.V.	Mexico
LimeCal CarryCo LLC	Delaware
LimeCal GP LLC	Delaware
LJPF Co-Investments GK	Japan
LMF Investments, LLC	Delaware
LPI (Australia) Holdings Pty Ltd	Australia
LRA MKP TRS L.P.	Delaware
LREDS II PF, L.P.	Delaware
LREDS III Carry Partner L.P.	Delaware
Merritt & Harris, Inc.	New York
Mont Tremblant CIG IV Nominee Inc./Fiduciaire Mont Tremblant CIG IV Inc	Ontario
Montagne Nominee Inc./Fiduciaire Montagne Inc.	Ontario
New England - Jones Lang LaSalle, LLC	Virginia
Ocian Group Pty Ltd	Australia
Orchid Insurance Limited	Guernsey
P.1 Administração em Complexo Imobiliários Ltda.	Brazil
P.2 Administração em Complexo Imobiliários Ltda.	Brazil
P.3 Administração em Complexo Imobiliários Ltda.	Brazil
PDM International (Beijing) Limited	China
PDM International (Chengdu) Limited	China
PDM International HK Limited	Hong Kong
PDM International Limited	Hong Kong
Prime Property Consultants Limited	Hong Kong
Priority Services Limited 優卓服務有限公司	Hong Kong
PT Jones Lang LaSalle	Indonesia
PT Jones Lang LaSalle Indonesia	Indonesia
Pine Investments S.à r.l.	Luxembourg
Raise Commercial Real Estate, Inc.	Delaware
Ravti Corp	Florida
Real Data Management, Inc.	New York
Residential Management Services Limited	Hong Kong
RESIpm Pty Ltd	Australia
Riverstock 124 Nominee Inc.	Ontario
ROBINSON PLACE (MANAGEMENT) LIMITED 雍景臺物業管理有限公司	Hong Kong
Rogers Chapman UK Ltd	England
Sandalwood Mall Management Private Limited	India
SBR Continental Europe UK GP 2, LLP	England & Wales
Skyline AI Inc.	Delaware

Subsidiaries	Jurisdiction

Skyline AI Limited	Israel
SORRENTO RIDGE, LLC	Delaware
Sovereign Asian Properties Inc.	Mauritius
Spaulding and Slye Federal Services LLC	Delaware
Sunrise Heritage Square, LLC	Delaware
Sunrise Redtail Ridge, LLC	Delaware
Sunrise Sorrento Mesa I LLC	Delaware
Swallow Holdco S.à r.l.	Luxembourg
Swift Holdco S.à r.l.	Luxembourg
Tetris Amenagement SAS	Morocco
TETRIS Arquitectura, S.L	Spain
TETRIS ARQUITECTURA, SL - SUCURSAL EM PORTUGAL	Portugal
Tétris Design & Build B.V.	Netherlands
Tetris Design & Build Romania SRL	Romania
Tétris Design & Build s.r.o.	Czech Republic
Tetris Design & Build Sàrl	Switzerland
Tetris Design & Build srl	Belgium
Tetris Design and Build (Pty) Ltd	South Africa
Tetris Design and Build S.R.L (Italy)	Italy
Tetris Design and Build Sarl	Luxembourg
Tetris Poland spółka z ograniczoną odpowiedzialnością	Poland
Tetris Projects GmbH	Germany
Tetris Projects Ltd	England
Tetris SAS	France
TeTriSolutions LLC	Russian Federation
THE FLORIDIAN (MANAGEMENT) LIMITED 逸意居(管理)有限公司	Hong Kong
The Horizon Management Services Limited	Hong Kong
The Long Beach Management Limited	Hong Kong
The Spargo Corporation	California
Third Party Management, LLC	Delaware
Toranomon 2 Special LP GP, LLC	Delaware
Toronto UVA GP Inc.	Ontario
Utrillo Ltd	Ireland
Venture Catharina 1 GP S.à r.l.	Luxembourg
W A Ellis LLP	England & Wales
Whitetail GP, LLC	Delaware
Wonderment BV	Netherlands